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                                                                   Exhibit 10.48

July 26, 2000

                                 ADDENDUM NO. 3
                                       TO
                                 LEASE AGREEMENT

Whereas Verilink Corporation (as successor to TxPort, Inc.) and Industrial Properties of the South (IPS), an Alabama General Partnership, as Lessor, and Verilink Corporation (as successor to TxPort, Inc.), as Lessee, did execute a Lease Agreement for 21,875 square feet at 127 Jetplex Circle, Madison, Alabama 35758 dated June, 1993 and made effective September 22, 1993, which has now been increased to 37,500 square feet.

And now, with this addendum, an extension is contracted for the period December 31, 2000 through February 28, 2001.

The rent for this time period will remain the same rate, $3.85 per s.f. per year.

37,500 square feet x $3.85 per s.f. = $144,375.00 (annually) divided by 12 = $12,031.25 (monthly)

All other terms and conditions of the lease remain in effect.

Verilink Corporation                     Industrial Properties of the South
C. W. Smith



By: /s/ C. W. Smith                      By: /s/ Charlene B. Graham
    ---------------------------------        -----------------------------------
Title: VP & Corporate Controller         Title: Managing Partner
       ------------------------------           --------------------------------
Date:  8/10/00                           Date:  8/17/2000
       ------------------------------           --------------------------------


Prepared by:

Industrial Properties of the South
2903 Wall Triana Hwy., Suite 7
Huntsville, AL  35824